Exhibit 10.28

ANTEX BIOLOGICS INC.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR ANTEX BIOLOGICS INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

PROMISSORY NOTE

U.S. $500,000 Gaithersburg, MD	Date: January 8, 2003

     1.     Amount. Antex Biologics Inc., a Delaware corporation having its principal place of business located at 300 Professional Drive, Gaithersburg, MD 20879 (the “Borrower”), for value received, hereby promises to pay to the order of Eli Weinstein, an individual (the “Lender”), the amount of Five Hundred Thousand U.S. Dollars (US $500,000.00) (the “Principal”), plus interest on the Principal at a daily rate of Eight Hundred and Thirty-Three U.S. Dollars (US $833.33) (the “Interest”).

     2.     Payment. Any unpaid Principal and Interest on this Promissory Note will become due and payable on March 6, 2003. At such time the Borrower shall repay the unpaid Principal and accrued Interest on this Promissory Note. All such payments shall be made in same day funds denominated in United States Dollars.

     3.     Interest. Interest on the outstanding principal balance of this Promissory Note shall accrue at a rate of $833.33 per day, and shall be computed on the basis of the actual number of days elapsed.

     4.     Prepayment. The Borrower may prepay without penalty all or any portion of the sums owed hereunder.

     5.     Presentment. The Borrower (i) waives presentment, demand, protest and notice of presentment, notice of protest and notice of any kind respecting this Promissory Note; and (ii) agrees that this Promissory Note shall be binding upon the Borrower and the Borrower’s successors and assigns.

     6.     Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Lender with respect to the loss, theft or destruction of this Promissory Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Promissory Note, upon surrender and cancellation of such Promissory Note, the Borrower shall issue a new Promissory Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Promissory Note.

     7.     Severability. In the event any one or more of the provisions contained in this Promissory Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Lender or any holder hereof, not affect any other provision of this Promissory Note, but this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     8.     Compliance with Securities Laws. The Lender of this Promissory Note acknowledges that this Promissory Note is being acquired solely for the Lender’s own account and not as a nominee for any other party, and for investment, and that the Lender shall not offer, sell or otherwise dispose of this Promissory Note other than in compliance with the laws of the United States of America and as guided by the rules of the Securities and Exchange Commission. This Promissory Note and any Promissory Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

“THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR ANTEX BIOLOGICS INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

     9.     Modification. This Promissory Note may only be modified by an agreement in writing executed by the Borrower and Lender. The Borrower has the full power, authority and legal right to execute and deliver this Promissory Note, and represents that this Promissory Note constitutes a valid and binding obligation of the Borrower.

     10.     Waivers. Any failure of the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time.

     11.     Enforcement Expenses. The Borrower agrees to pay all costs and expenses of enforcement of this Promissory Note, including, without limitation, reasonable attorneys’ fees and expenses.

     12.     Terms Defined. The terms “Borrower” and “Lender” as used in this Promissory Note shall include their respective heirs, executors, personal representatives, successors and assigns.

     13.     Binding Effect. The obligations of the Borrower and the Lender set forth herein shall be binding upon the successors and assigns of each such party.

     14.     Controlling Law. This Promissory Note shall be governed by the laws of the United States of America and the State of New York, without regard to the principles of conflicts laws of those jurisdictions.

     IN WITNESS WHEREOF, the Borrower has executed and delivered this Promissory Note as of the date first written above.

Antex Biologics Inc. A Delaware Corporation

By: /s/ Jeffrey Pirone Name: Jeffrey Pirone Title: Executive Vice President